Exh. 10.80

CREDIT LYONNAIS

DIRECTION DE MARCHE ENTREPRISES
CHAMPS ELYSEES - PARIS OUEST

                    INTER PARFUMS HOLDING
                    4 Rond Point des Champs Elysees
                    76008 PARIS

                    A l'attention de Monsieur Philippe SANTI

V/Reference
N/Reference       CC/MAD                                  Paris, le 22 Mars 2001
                  [GRAPHIC OF PHONE] 01.49.53.14.04

         Cher Monsieur,

         Je faie suite a notre entretien relatif aux demandes d'informations financieres et bancaires emanant de votre maison-mere americaine.

         Je vous prie de trouver ci-apres le detail des principaux concours dont beneficiaient les societes inter parfums Holding, inter parfums SA et inter parfums Grand Public aupres de notre Etablissement au 31/12/00 :

         o  INTER PARFUMS HOLDING:
            ---------------------

                  -Facilite de Caisse :neant.

         o  INTER PARFUMS SA:
            ----------------

                  -Facilite de Caisse : 4 000 KF.
                  -Credit de Tresorerie : 8 000 KF.
                  -Escompte de Creances Commerciales : 12 000 KF.

         o  INTER PARFUMS GRAND PUBLIC:
            --------------------------

                  -Facilite de Caisse : 2 000 KF.

         Ces differents concours ont ete consentis a duree indeterminee et sont regis par les dispositions de la Loi Bancaire du 24 Janvier 1984.

         Le renouveilement de ces concours fait l'objet d'un examen annuel par notre Etablissement, a reception des comptes auditee de vos societes.

         Esperant ainsi repondre a votre attente, je vous prie d'agreer, Cher Monsieur, l'expression de mes sentiments les mellieurs.

                                                      /s/ Christian
                                                      -------------
                                                      Directeur Commercial

ADRESSE: 55, AVENUE DES CHAMPS ELYSEES - 75381 PARIS CEDEX 08 -
TELEX: 642 008 CREDELYS PARIS
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Credit Lyonnais - S.A. su capital de 1767 470 939 - SIREN 954 509 741 - RCS Lyon